Exhibit 10.7

[redacted] [redacted] [redacted] [redacted]

永利霓虹牌业私人有限公司
WENG LEE NEONLITE & SIGNCRAFTS PTE LTD
WWW.WLNEON.COM
No. 63 Hillview Avenue #03-12 Lam Soon Industrial Building Singapore 669569
Tel: +65 6288 0606 / +65 6764 0606 Email: WENGLEE@WLNEON.COM
Company Reg. No.:200007551Z GST Reg. No.:20-0007551-Z
bizSAFE 4

Ref: WLPL/25/Focus-[redacted]
Date:

FOCUS MEDIA SINGAPORE (PTE) LIMITED
10 Anson Road
International Plaza #05-01(Suite 5168)
Singapore 079903
Attn: Ms. Audrey Chee
Tel : 6224 6848 Fax : 6224 8842
Email: audrey.chee@focusmedia.tv

EXTENSION ANNUAL COMPREHENSIVE MAINTENANCE CONTRACT FOR [redacted]

1. The Customer, **Focus Media Singapore Pte Ltd** has agreed to appoint & engage the Contractor, **Weng Lee Neonlite & Signcrafts Pte Ltd** (WL) to undertake once a year cleaning, servicing, repairing & maintaining of the above LED screen for an extension for a period of 24 months

2. Annual maintenance period ([redacted]), the contact & response time from the report of the screen shall be,

- Hotline: 9796 0666 Edy / 8188 0666 Caren
- 2 hours during office hours(9am to 5pm Monday – Friday)
- 4 hours after office hours(weekends & Public Holidays)
- All services shall be rendered subject to the availability of inspection by building owner and availability of 3rd party equipment where needed i.e. Boom-lift or Rope Access service crew.

3. Only cover up to 20% of the parts of current screen

4. Speakers & water proof issues not covered

5. S$2 million Public Liability Insurance will be covered during the maintenance period.

6. The extension annual maintenance contract sum for **2 years** will be payable to WL

a. **50%** non-refundable deposit upon the confirmation of this annual maintenance contract

b. Balance in 2 quarters to be paid before the start of each quarter.

The contract payable amount (before GST) is as follows,

a.	1st Year (LED screen parts included)	S$
b.	2nd Year(LED screen parts included)	S$
	Toal:	S$ [redacted]
	50% Payment before 9% GST:	S$

Yours faithfully,

....

Mr. Edy Seng
Weng Lee Neonlite & Signcrafts Pte Ltd

Accepted and agreed by:-

....

Ms. Audrey Chee
Focus Media S'pore Pte Ltd
(Sign, Date & Stamp)
24 Mar 2025